SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14 (c) of the
Securities Exchange Act of 1934

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TRANSAMERICA SERIES TRUST

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TRANSAMERICA CAPITAL GUARDIAN VALUE VP
a series of Transamerica Series Trust
570 Carillon Parkway
St. Petersburg, Florida 33716
Telephone: 1-800-851-9777
This information statement (“Information Statement”) is being provided to the owners of variable life insurance policies or variable annuity contracts (either of which is commonly referred to as a “Policy” and each owner of a Policy is referred to as a “Policy Owner”) formerly invested in Transamerica Capital Guardian Value VP (the “Portfolio”), a series of Transamerica Series Trust (“TST”). On November 20, 2009, the Portfolio reorganized into Transamerica BlackRock Large Cap Value VP (“BlackRock Large Cap Value VP”), a series of TST (the “Reorganization”). Immediately prior to the closing of the Reorganization, BlackRock Investment Management, LLC (“BlackRock”) replaced Capital Guardian Trust Company (“Capital Guardian”) as the sub-adviser to the Portfolio.
This information statement describes BlackRock and the terms of the sub-advisory agreement, as amended between Transamerica Asset Management, Inc. (“TAM” or “Adviser”) and BlackRock with respect to the Portfolio, a copy of which is attached hereto as Exhibit B (the “Sub-Advisory Agreement”). It is provided in lieu of a proxy statement to shareholders of record as of November 20, 2009, pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to hire new sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the TST Board of Trustees (the “Board”), including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (“Independent Trustees”), without obtaining shareholder approval. The Order further stipulates that the Portfolio’s shareholders are to receive notice and information about the new sub-adviser and new sub-advisory agreement within 90 days after such change occurs.
In accordance with the terms of the Agreement and Plan of Reorganization dated as of November 20, 2009, the Portfolio was terminated after the Reorganization. All material contracts of the Portfolio, including the Sub-Advisory Agreement, were terminated at or prior to the closing of the Reorganization.
The annual report for the Portfolio for the period ended December 31, 2008, and the semi-annual report for the Portfolio for the period ended June 30, 2009 have been sent to shareholders. Both reports are available upon request without charge by contacting TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or by calling toll-free 1-800-851-9777. The annual report for the Portfolio for the period ended December 31, 2009 will be sent to shareholders in March 2009.
This Information Statement is being mailed on or about February 18, 2010.
We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.
The Portfolio is a series of TST, which is a registered investment company organized as a Delaware statutory trust under an Amended and Restated Declaration of Trust dated as of November 1, 2007. The Portfolio commenced operations on May 27, 1993. The principal executive office of TST is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

Background
TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement, as amended (the “Advisory Agreement”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
The Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, on June 4, 2009. More information about the Advisory Agreement appears below under the caption “Advisory Agreement.”
Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews each sub-adviser’s continued performance. The Adviser may terminate the services of any sub-adviser at any time.
On January 22, 2009, the Board approved the termination of the sub-advisory agreement with Capital Guardian (the “Capital Guardian Sub-Advisory Agreement”) and approved the Sub-Advisory Agreement with BlackRock. This Information Statement describes BlackRock and the Sub-Advisory Agreement.
No officer or Trustee of the Portfolio is a director, officer or employer of BlackRock. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in BlackRock or any other person controlling, controlled by or under common control with BlackRock. Since January 1, 2008, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which BlackRock or any of its affiliates was or is to be party.
Advisory Agreement
As noted above, the Adviser manages the assets of the Portfolio pursuant to the Advisory Agreement. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, on June 4, 2009, and continues in effect from year to year, subject to approval annually in accordance with the 1940 Act. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by a vote of a “majority of the outstanding voting securities” of the Portfolio on 60 days’ advance written notice to the Adviser. TAM may terminate the Advisory Agreement as to the Portfolio at any time, without payment of any penalty, on 60 days’ written notice to the Portfolio. The Advisory Agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.
Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code of 1986 and to the investment objectives, policies, procedures and restrictions contained in the Portfolio’s then current Registration Statement under the 1940 Act. The Adviser also provides the Board with performance and other information, along with such other reports and data as are requested by the Board from time to time.

The Adviser makes executive and management personnel available to the Portfolio to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, and the services of the Portfolio’s custodian and transfer agent. The Adviser also assists in the preparation of reports to shareholders, as required by TST.
The Advisory Agreement states that the Adviser may not execute purchase and sale orders with itself or affiliates, except as permitted by law and in accordance with the policies and procedures adopted by the Board. Under the Advisory Agreement, the Adviser shall, at the request of the Board, exercise voting rights pertaining to the securities held in the Portfolio.
The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.
A description of the investment advisory fees paid by the Portfolio to the Adviser appears below the caption “TAM Advisory Fees.”
Policy Owners should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement and all applicable amendments thereto. The description of the Advisory Agreement, set forth herein is qualified in its entirety by the provisions of the Advisory Agreement and applicable amendments as set forth in Exhibit A.
Terms of the Sub-Advisory Agreement
The Sub-Advisory Agreement became effective as of November 20, 2009. Under the terms of the Sub-Advisory Agreement BlackRock is to manage the investment and reinvestment of the portfolio assets of the Portfolio, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Portfolio’s Registration Statement, and any written instructions which the Adviser or the Board may issue from time-to-time in accordance therewith. Pursuant to the Sub-Advisory Agreement, BlackRock is to make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same.
The Sub-Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of BlackRock, BlackRock shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security.
Policy Owners should refer to Exhibit B attached hereto for the complete terms of the Sub-Advisory Agreement and all applicable amendments thereto. The description of the Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the Sub-Advisory Agreement as set forth in Exhibit B.
Comparison of the Sub-Advisory Agreements
A description of the subadvisory fees to be paid by the Adviser to BlackRock appears below under the caption “BlackRock Subadvisory Fee.” A comparison of that fee to the fees paid by the Adviser to Capital Guardian appears below under the caption “Capital Guardian Subadvisory Fee.”
Under the terms of the Sub-Advisory Agreement, BlackRock furnishes continuing portfolio management services to the Portfolio, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions contained in the Portfolio’s then current Prospectus and Statement of Additional Information. The Capital Guardian Sub-Advisory Agreement contained similar provisions.

The Sub-Advisory Agreement provides that BlackRock may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to BlackRock, or to any other fund or account over which BlackRock or its affiliates exercise investment discretion. The Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, BlackRock may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where BlackRock has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or BlackRock’s overall responsibilities with respect to the Portfolio and to other funds and clients for which BlackRock exercises investment discretion. The Capital Guardian Sub-Advisory Agreement contained similar provisions.
The Sub-Advisory Agreement states that BlackRock shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that BlackRock is not protected against any liability to the Adviser or the Portfolio to which BlackRock would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement. The Capital Guardian Sub-Advisory Agreement contained similar provisions.
The Sub-Advisory Agreement requires that BlackRock supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by them and reasonably available to BlackRock relating to the services provided pursuant to the Sub-Advisory Agreement. The Capital Guardian Sub-Advisory Agreement contained similar provisions.
The Sub-Advisory Agreement allows BlackRock to invest cash balances of the Portfolio in one or more money market funds that are managed by BlackRock or any of its affiliates. The Capital Guardian Sub-Advisory Agreement contained no such provision.
The Sub-Advisory Agreement allows BlackRock, when it deems the purchase and sale of a security to be in the best interest of the Portfolio, as well as other clients of BlackRock, to the extent permitted by applicable laws and regulations, to aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. The Capital Guardian Sub-Advisory Agreement did not specifically address aggregation of orders.
The Capital Guardian Sub-Advisory Agreement provides that unless the Adviser gives Capital Guardian written instructions to the contrary, Capital Guardian shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders, direct the Portfolio’s custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities of the Portfolio. The Sub-Advisory Agreement contains no such provision.
The Sub-Advisory Agreement (i) may be terminated at any time, without the payment of any penalty, by the Adviser or by the Board by giving 60 days’ advance written notice of such termination to BlackRock provided that, if terminated by the Portfolio, such termination is approved by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Advisory Agreement; and (iii) may be terminated at any time by BlackRock on 60 days’ written notice to the Adviser. The Capital Guardian Sub-Advisory Agreement contained similar provisions.

Policy owners should refer to Exhibit B attached hereto for the complete terms of the Sub-Advisory Agreement and all applicable amendments thereto. The description of the Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the Sub-Advisory Agreement as set forth in Exhibit B.
TAM Advisory Fees
Under the Advisory Agreement, the Portfolio paid the Adviser an advisory fee at the annual rate of 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.65% over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.
As of November 20, 2009, the Portfolio had net assets of $316,518,347.24.
Capital Guardian Subadvisory Fee
Under the Capital Guardian Sub-Advisory Agreement, the Adviser (not the Portfolio) paid Capital Guardian for its services on the basis of the following annual fee schedule:
Fee Schedule
0.375% of the first $1 billion of average daily net assets;
0.275% of average daily net assets from $1 billion to $2 billion; and
0.25% of average daily net assets in excess of $2 billion.
BlackRock Subadvisory Fee
Under the Sub-Advisory Agreement, the Adviser (not the Portfolio) paid BlackRock for its services on the basis of the following annual fee schedule:
Fee Schedule
0.35% of the first $250 million of average daily net assets;
0.325% of average daily net assets from $250 million to $750 million;
0.30% of average daily net assets from $750 million to $1 billion; and
0.25% of average daily net assets in excess of $1 billion.*

*	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by BlackRock.
Fees are accrued daily and paid by the Adviser monthly.
Fees paid to Capital Guardian for services provided pursuant to the Capital Guardian Sub-Advisory Agreement for the period from January 1, 2008 to December 31, 2008 were $2,513,121. Fees that would have been payable to BlackRock for services provided pursuant to the Sub-Advisory Agreement for the same period, had the Sub-Advisory Agreement been in effect for such period, would have been $1,913,051. Policy Owners should note that the Adviser, not the Portfolio, pays all subadvisory fees.
Information Regarding BlackRock
BlackRock (Investment Management, LLC.) is a New Jersey based investment management company, which at December 31, 2009 had approximately $3.35 trillion in assets under management. The principal address of BlackRock is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Management and Governance
Listed below are the names, positions and principal occupations of the directors and principal executive officers of BlackRock as of December 31, 2009. The principal address of each individual as it relates to his or her duties at BlackRock is the same as that of BlackRock, unless otherwise noted.

Position and Principal Occupation with BlackRock
and Principal Occupation if Different from
Name	Positions(s) with BlackRock
Ann Marie Petach	Chief Financial Officer and Managing Director

Robert P. Connolly	General Counsel, Managing Director and Secretary

Laurence D. Fink	Chief Executive Officer

Robert S. Kapito	President

Paul Audet	Vice Chairman

Charles Hallac	Vice Chairman and Co-Chief Operating Officer

Barbara Novick	Vice Chairman

Scott Amero	Vice Chairman

Susan Wagner	Vice Chairman and Chief Operating Officer

Robert Doll	Vice Chairman

Robert Fairbairn	Vice Chairman

Bennett Golub	Vice Chairman and Chief Risk Officer

Richard Kushel	Vice Chairman

Amy Engel	Treasurer and Managing Director
Management Activities. BlackRock acts as adviser or sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Portfolio:

Comparable Funds for which
BlackRock Serves as	Assets Managed by BlackRock as	Sub-Advisory Fee Paid to
Sub-Adviser	of December 31, 2009 ($Million)	BlackRock
ING BlackRock Large Cap Value Portfolio	$234,940,589.52	Proprietary

JHT BlackRock Large Cap Value	$374,501,426.65	Proprietary

JHF II BlackRock Large Cap Value	$561,706,042.86	Proprietary

Metropolitan Series Fund, Inc. — BlackRock Large Cap Value Portfolio	$1,901,829,299.78	Proprietary

Funds for which BlackRock	Assets Managed by BlackRock as	Management Fee Paid to
serves as Investment Adviser	of December 31, 2009 ($Million)	BlackRock
BlackRock Large Cap Value	$2.7bn	0.48% (.95% total expense Ratio)

Evaluation by the Board
The Board approved the Sub-Advisory Agreement, as amended, following a presentation by the Adviser.
To assist the Board in its consideration of the Sub-Advisory Agreement, the Board received in advance of the meeting certain materials and information. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.
Among other things, the Board considered:
(a) that TAM had advised the Board, and the Board had noted during its review of the Capital Guardian Sub-Advisory Contract in prior years, that the Portfolio had experienced an extended period of underperformance compared to its benchmark and peers which ultimately led to a below average risk/return profile for the Portfolio;
(b) that TAM had advised the Board that the appointment of BlackRock is tied to the Reorganization, which the Board approved separately;
(c) that the Board had previously performed a full annual review of a number of sub-advisory agreements with BlackRock and had determined that BlackRock had the capabilities, resources and personnel necessary to provide the sub-advisory services to the applicable Transamerica funds;
(d) the proposed responsibilities of BlackRock for the Portfolio and the services expected to be provided by it, which would be limited in time and scope due to the Reorganization;
(e) the fact that any subadvisory fee payable to BlackRock would be paid by TAM and not the Portfolio;
(f) that TAM had advised the Board that it planned to reorganize the Portfolio with and into BlackRock Large Cap Value VP immediately after the appointment of BlackRock as sub-adviser to the Portfolio, and that the Portfolio and BlackRock Large Cap Value VP have similar principal investment strategies and each uses the same index as its benchmark index, and that the terms of BlackRock Large Cap Value VP’s sub-advisory agreement with BlackRock are identical to those of the Sub-Advisory Agreement; and
(g) that the Reorganization is in the best interests of the shareholders of each of the Portfolio and BlackRock Large Cap Value VP and the interests of the shareholders of each of the Portfolio and BlackRock Large Cap Value VP will not be diluted.
Discussed below are some of the material factors considered by the Board.
The Board considered information with respect to BlackRock and whether the Sub-Advisory Agreement was in the best interests of the Portfolio and its shareholders.
Nature, Quality and Extent of Services Provided. The Board reviewed the qualifications, backgrounds and responsibilities of the BlackRock team that would be responsible for the day-to-day management of BlackRock Large Cap Value VP and considered that the same team would serve to manage the Portfolio immediately prior to the Reorganization. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by BlackRock under the Sub-Advisory Agreement and provided to BlackRock Large Cap Value VP. The Board considered that the approval of the proposed Sub-Advisory Agreement was a part of the Reorganization of the Portfolio into BlackRock Large Cap Value VP, and considered the related changes in investment objective and principal investment strategies and risks. The Board considered that BlackRock is an experienced and respected asset management firm and that BlackRock has the capabilities, resources and personnel necessary to provide advisory services to the applicable. The Board considered BlackRock’s familiarity with the Portfolio as

BlackRock was the sub-adviser to BlackRock Large Cap Value VP, Transamerica BlackRock Global Allocation VP and Transamerica BlackRock Tactical Allocation VP.
Fees and Costs of Services Provided. The Board reviewed and considered the subadvisory fee that would be payable by the Adviser to BlackRock in light of the nature, extent and quality of the management services expected to be provided by BlackRock. The Board noted that the Adviser, and not the Portfolio, pays the subadvisory fees to BlackRock.
Economies of Scale and Fall-Out Benefits. The Board noted that the Reorganization could result in certain economies of scale which could benefit shareholders and that it had recently considered fall-out benefits to TAM and BlackRock from their relationships with funds within the fund complex as part of their annual review of fall-out benefits.
Investment Performance. The Board noted BlackRock’s investment management experience, capabilities and resources with respect to BlackRock Large Cap Value VP, which is subadvised by BlackRock and with which the Portfolio would be merged as part of the Reorganization if BlackRock were appointed. The Board noted that TAM had represented that BlackRock Large Cap Value VP had better performance than the Portfolio for all periods since its inception and that BlackRock Large Cap Value VP compares favorably to its peer universe on a historical risk/return basis. The Board noted that TAM believes that the appointment of BlackRock could benefit shareholders by offering them the potential for superior performance based on historical comparisons, but was unable to predict what effect approving the Sub-Advisory Agreement and the Reorganization would actually have on future performance. Based on this information, the Board determined that BlackRock is capable of generating a level of investment performance that is appropriate.
Other Considerations. The Board considered that TAM has advised the Board that the appointment of BlackRock and the related Reorganization are not expected to result in any diminution in the nature, quality and extent of services provided to the Portfolio and its shareholders, including compliance services.
Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the Sub-Advisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fees provided in the Sub-Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the Sub-Advisory Agreement.
No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors.
ADDITIONAL INFORMATION
TAM, TST’s investment adviser, and Transamerica Fund Services, Inc., its transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TST’s principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.
As of November 20, 2009, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

As of November 20, 2009, the following persons owned of record or had the right to vote 5% or more of the outstanding shares of the Portfolio:

			Percentage of
Name of Record Holder	Amount of Shares	Class	Class
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	9,822,192.268	Initial	34.78%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	5,733,280.630	Initial	20.30%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	2,370,255.117	Initial	8.39%

TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	2,327,863.695	Initial	8.24%

Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	1,447,762.894	Initial	5.13%

TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	524,986.997	Service	38.33%

TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	290,318.149	Service	21.20%

TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	145,530.930	Service	10.63%

			Percentage of
Name of Record Holder	Amount of Shares	Class	Class
TCM Division Transamerica Life Insurance Company Transamerica Principium Var Ann 570 Carillon Parkway St Petersburg FL 33716-1294	93,722.760	Service	6.84%
TST is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Portfolio, or for TST as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory agreement. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by TST in accordance with TST’s By-Laws.
By Order of the Board of Trustees,
Dennis P. Gallagher
Vice President, General Counsel and Secretary
February 18, 2010

EXHIBIT A
WRL SERIES FUND, INC.
INVESTMENT ADVISORY AGREEMENT
     This Agreement, entered into between WRL Series Fund, Inc., a Maryland corporation (referred to herein as the “Fund”), and WRL Investment Management, Inc., a Florida corporation (referred to herein as “WRL Management”), to provide certain investment advisory services with respect to the series of shares of common stock of the Fund.
     The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) and consists of more than one series of shares (the “Portfolios”). In managing its Portfolios, the Fund wishes to have the benefit of the investment advisory services of WRL Management and its assistance in performing certain management functions. WRL Management desires to furnish such services to the Fund and to perform the functions assigned to it under this Agreement for the considerations provided. Schedule A lists the effective date and termination date of this Agreement for each Portfolio of the Fund. Accordingly, the parties have agreed as follows:
     1. Investment Advisory Services. In its capacity as investment adviser to the Fund, WRL Management shall have the following responsibilities:
(a) to furnish continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time;
(b) to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of each investment portfolio of the Portfolios, the investment recommendations of WRL Management, and the investment considerations which have given rise to those recommendations;
(c) to supervise the purchase and sale of securities of the Portfolios as directed by the appropriate officers of the Fund; and
(d) to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, WRL Management hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, WRL Management may retain copies of such records.
     WRL Management shall pay all expenses incurred in connection with the performance of its responsibilities under this Agreement. It is understood and agreed that WRL Management may, and intends to, enter into Sub-Advisory Agreements with duly registered investment advisers (the “Sub-Advisers”) for each Portfolio, under which each Sub-Adviser will, under the supervision of WRL Management, furnish investment information and advice with respect to one or more Portfolios to assist WRL Management in carrying out its responsibilities under this Section 1. The compensation to be paid to each Sub-Adviser for such services and the other terms and conditions under which the services shall be rendered by the Sub-Adviser shall be set forth in the Sub-Advisory Agreement between WRL Management and each Sub-

Adviser; provided, however, that such Agreement shall be approved by the Board of Directors and by the holders of the outstanding voting securities of each Portfolio in accordance with the requirements of Section 15 of the 1940 Act, and shall otherwise be subject to, and contain such provisions as shall be required by the 1940 Act.
     2. Obligations of the Fund. The Fund shall have the following obligations under this Agreement:
(a) to keep WRL Management continuously and fully informed as to the composition of each Portfolio’s investment securities and the nature of all of its assets and liabilities from time to time;
(b) to furnish WRL Management with a certified copy of any financial statement or report prepared for each Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;
(c) to furnish WRL Management with any further materials or information which WRL Management may reasonably request to enable it to perform its functions under this Agreement; and
(d) to compensate WRL Management for its services in accordance with the provisions of Section 3 hereof.
     3. Compensation. For its services under this Agreement, WRL Management is entitled to receive from each Portfolio a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth on Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 11 below. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.
     4. Expenses Paid by each Portfolio. Nothing in this Agreement shall be construed to impose upon WRL Management the obligation to incur, pay, or reimburse a Portfolio for any expenses. A Portfolio shall pay all of its expenses including, but not limited to:
(a) all costs and expenses, including legal and accounting fees, incurred in connection with the formation and organization of a Portfolio, including the preparation (and filing, when necessary) of the Portfolio’s contracts, plans and documents; conducting meetings of organizers, directors and shareholders, and all other matters relating to the formation and organization of a Portfolio and the preparation for offering its shares. The organization of a Portfolio for all of the foregoing purposes will be considered completed upon effectiveness of the post-effective amendment to the Fund’s registration statement to register the Portfolio under the Securities Act of 1933.
(b) all costs and expenses, including legal and accounting fees, filing fees and printing costs, in connection with the preparation and filing of the post-effective amendment to the Fund’s registration statement to register the Portfolio under the Securities Act of 1933 and the 1940 Act (including all amendments thereto prior to the effectiveness of the registration statement under the Securities Act of 1933);
(c) investment advisory fees;

(d) any compensation, fees, or reimbursements which the Fund pays to its Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Fund or WRL Management;
(e) compensation of the Fund’s custodian, administrator, registar and dividend disbursing agent;
(f) legal, accounting and printing expenses;
(g) other administrative, clerical, recordkeeping and bookkeeping expenses;
(h) pricing costs, including the daily calculation of net asset value;
(i) auditing;
(j) insurance premiums, including Fidelity Bond Coverage, Error & Ommissions Coverage and Directors and Officers Coverage, in accordance with the provisions of the 1940 Act and the rules thereunder;
(k) services for shareholders, including allocable telephone and personnel expenses;
(l) brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest:
(m) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith;
(n) costs of certificates and the expenses of delivering such certificates to the purchasers of shares relating thereto;
(o) expenses of local representation in Maryland;
(p) fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder;
(q) expenses of shareholders’ meetings and of preparing, printing and distributing notices, proxy statements and reports to shareholders;
(r) expenses of preparing and filing reports with federal and state regulatory authorities;
(s) all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act of 1933 and the securities laws of any states or territories subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933;
(t) all costs involved in preparing and printing prospectuses of the Fund;
(u) extraordinary expenses; and
(v) all other expenses properly payable by the Fund or the Portfolios.
     5. Treatment of Investment Advice. With respect to the Portfolios, the Fund shall treat the investment advice and recommendations of WRL Management as being advisory only, and shall retain full control over its own investment policies. However, the Directors of the Fund may delegate to the appropriate officers of the Fund, or to a committee of Directors, the power to authorize purchases, sales or other actions affecting the Portfolios in the interim between meetings of the Directors, provided such action is consistent with the established investment policy of the Directors and is reported to the Directors at their next meeting.
     6. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by each Portfolio upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Portfolio and shall be paid by the Portfolio. WRL Management is authorized and directed to place each Portfolio’s securities transactions, or to delegate to the Sub-Adviser of that Portfolio the authority and direction to place the Portfolio’s securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable price and at reasonable commission rates (best price and execution); provided, however, that WRL Management or the Sub-Adviser, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if WRL Management or the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of WRL Management or the Sub-Adviser. WRL Management and the Sub-Adviser are also authorized to consider sales of individual and group life insurance policies and/or variable annuity contract issued by Western Reserve Life Assurance Co. of Ohio by a broker-dealer as a factor in selecting broker-dealers to execute the Portfolio’s securities transactions, provided that in placing portfolio business with such broker-dealers, WRL Management and the Sub-Adviser shall seek the best execution of each transaction and all such brokerage placement shall be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Fund shall retain the right to direct the placement of all securities transactions of the Portfolios, and the Directors may establish policies or guidelines to be followed by WRL Management and the Sub-Advisers in placing securities transactions for each Portfolio pursuant to the foregoing provisions. WRL Management shall report on the placement of portfolio transactions each quarter to the Directors of the Fund.
     7. Limitation on Expenses of the Portfolios. If the insurance or securities laws, regulations or policies of any state in which shares of the Portfolios are qualified for sale limit the operation and management expenses (collectively referred to as “Normal Operating Expenses” and as described below), WRL Management will pay on behalf of the Portfolios the amount by which such expenses exceed the lowest of such state limitations (the “Expense Limitation”). Normal Operating Expenses include, but are not limited to, the fees of the Portfolios’ investment adviser, the compensation of its custodian, registrar, auditors and legal counsel, printing expenses, expenses incurred in complying with all laws applicable to the sale of shares of the Portfolios and any compensation, fees, or reimbursement which the Portfolios pay to Directors of the Fund who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of WRL Management, but excluding all interest and all federal, state and local taxes (such as stamp, excise, income, franchise and similar taxes). If Normal Operating Expenses exceed in any year the Expense Limitation of the Fund, WRL Management shall pay for those excess expenses on behalf of the Portfolios in the year in which they are incurred. Expenses of the Portfolios shall be calculated and accrued monthly. If at the end of any month the accrued expenses of the Portfolios exceed a pro rata portion of the above-described Expense Limitation, based upon the average daily net asset value of the Portfolios from the beginning of the fiscal year through the end of the month for which calculation is made, the amount of such excess shall be paid by WRL Management on behalf of the Portfolios and such excess amounts shall continue to be paid until the end of a month when such accrued expenses are less than the pro rata portion of such Expense Limitation. Any necessary final adjusting payments, whether from WRL Management to the Portfolios or from the Portfolios to WRL Management, shall be made as soon as reasonably practicable after the end of the fiscal year.
     8. Termination. This Agreement may be terminated at any time, without penalty, by the Directors of the Fund or by the shareholders of each Portfolio acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) provided in either case that 60 days’ written notice of termination be given to WRL Management at its principal place of business. This

Agreement may be terminated by WRL Management at any time by giving 60 days’ written notice of termination to the Fund, addressed to its principal place of business.
     9. Assignment. This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.
     10. Term. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, as provided for each Portfolio on Schedule A, and shall continue in effect from year to year thereafter provided such continuance is specifically approved at least annually by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of each Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).
     11. Amendments. This Agreement may be amended only with the approval of the affirmative vote of a majority of the outstanding voting securities of each Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of Directors of the Fund who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.
     12. Prior Agreements. This Agreement constitutes the entire agreement between the parties hereto and supersedes in its entirety any and all previous agreements between the parties relative to the subject matter hereof.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ATTEST:	WRL SERIES FUND, INC.

/s/ Priscilla Hechler	By:	/s/ John R. Kenney
Assistant Vice President		Chairman of the Board and President
and Assistant Secretary

ATTEST:	WRL INVESTMENT MANAGEMENT, INC.

/s/ Priscilla Hechler Assistant Vice President	By:	/s/ Kenneth P. Beil President
and Assistant Secretary

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT BETWEEN
WRL SERIES FUND, INC.
AND
WRL INVESTMENT MANAGEMENT, INC.
THIS AMENDMENT is made as of May 1, 2001 to the Investment Advisory Agreement dated January 1, 1997 between WRL Series Fund, Inc. and WRL Investment Management, Inc. In consideration of the mutual covenants contained herein, the parties agree as follows:
1.	Fund Name. Any references to WRL Series Fund, Inc. (the “Fund”) will now be revised to mean AEGON/Transamerica Series Fund, Inc. (“ATSF”) in response to the name change of the Fund, effective May 1, 2001.

2.	Investment Adviser Change. Any references to WRL Investment Management, Inc. as the Investment Advisor to the Fund will now be revised to mean AEGON/Transamerica Fund Advisers, Inc. (“ATFA”), a Florida corporation, in response to the name change of the investment adviser of the Fund, effective May 1, 2001.
In all other respects, the Investment Advisory Agreement dated January 1, 1997 is confirmed and remains in full force and effect.
IN WITNESS WHEREOF, the parties have hereto have caused this amendment to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST:		AEGON/TRANSAMERICA FUND ADVISERS, INC.

By:	/s/ Gayle A. Morden Gayle A. Morden	By:	/s/ John K. Carter John K. Carter
	Assistant Vice President and		Vice President, General Counsel
	Assistant Secretary		Compliance Officer and Secretary

ATTEST:		AEGON/TRANSAMERICA SERIES FUND, INC.

By:	/s/ Gayle A. Morden Gayle A. Morden	By:	/s/ John K. Carter John K. Carter
	Assistant Vice President and		Vice President, General Counsel
	Assistant Secretary		and Secretary

TRANSAMERICA SERIES TRUST
INVESTMENT ADVISORY AGREEMENT
Schedule A
EFFECTIVE AS OF: May 1, 2008

	PERCENTAGE OF AVERAGE
PORTFOLIO	DAILY NET ASSETS	EFFECTIVE DATE
Transamerica American Century Large Company Value VP	0.835% of the first $250 million of average daily net assets; 0.80% over $250 million up to $400 million; 0.775% over $400 million up to $750 million; 0.70% in excess of $750 million	March 1, 2001

Transamerica Asset Allocation — Conservative VP	0.10%	May 1, 2002

Transamerica Asset Allocation — Growth VP	0.10%	May 1, 2002

Transamerica Asset Allocation — Moderate Growth VP	0.10%	May 1, 2002

Transamerica Asset Allocation — Moderate VP	0.10%	May 1, 2002

Transamerica Balanced VP	0.80% of the first $250 million of average daily net assets; 0.75% over $250 million to $500 million; 0.70% over $500 million up to $1.5 billion; 0.625% of average daily net assets over $1.5 billion	May 1, 2002

Transamerica BlackRock Large Cap Value VP	0.80% of first $250 million of average daily net assets; 0.775% over $250 million up to $750 million; 0.75% of average daily net assets over $750 million	January 1, 1997

Transamerica Capital Guardian Global VP	1.05% of the first $125 million of average daily net assets; 1.00% over $125 million up to $250 million; 0.90% over $250 million up to $400 million; 0.825% over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; 0.70% in excess of $2 billion	May 1, 2002

PERCENTAGE OF AVERAGE
PORTFOLIO	DAILY NET ASSETS	EFFECTIVE DATE
Transamerica Capital Guardian U.S. Equity VP	0.80% of the first $500 million of average daily net assets; 0.775% over $500 million up to $1 billion; 0.675% over $1 billion up to $2 billion; 0.65% of average daily net assets in excess of $2 billion	May 1, 2002

Transamerica Capital Guardian Value VP	0.80% of the first $500 million of average daily net assets; 0.775% over $500 million up to $1 billion; 0.65% over $1 billion up to $2 billion; 0.625% of average daily net assets in excess of $2 billion	May 1, 2002

Transamerica Clarion Global Real Estate Securities VP	0.80% of the first $250 million of average daily net assets; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.65% in excess of $1 billion	May 1, 1998

Transamerica Convertible Securities VP	0.75% of the first $250 million of average daily net assets; 0.70% of average daily net assets in excess of $250 million	May 1, 2002

Transamerica Equity II VP	0.30%	December 30, 2003

Transamerica Equity VP	0.75% of the first $500 million of average daily net assets; 0.70% over $500 million to $2.5 billion; 0.65% of average daily net assets in excess of $2.5 billion.	May 1, 2002

Transamerica Federated Market Opportunity VP	0.75% of the first $500 million; 0.675% over $500 million up to $750 million; 0.65% in excess of $750 million	January 1, 1997

Transamerica Growth Opportunities VP	0.80% of the first $250 million of average daily net assets; 0.75% over $250 million up to $500 million 0.70% of average daily net assets over $500 million	May 1, 2002

PERCENTAGE OF AVERAGE
PORTFOLIO	DAILY NET ASSETS	EFFECTIVE DATE
Transamerica Index 50 VP	0.32% of the first $50 million of average daily net assets; 0.30% over $50 million up to $250 million; 0.28% of average daily net assets in excess of $250 million	May 1, 2008

Transamerica Index 75 VP	0.32% of the first $50 million of average daily net assets; 0.30% over $50 million up to $250 million; 0.28% of average daily net assets in excess of $250 million	May 1, 2008

Transamerica International Moderate Growth VP	0.10%	May 1, 2006

Transamerica Jennison Growth VP	0.80% of the first $250 million of average daily net assets; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; 0.65% of average daily net assets in excess of $1.5 billion	May 1, 2002

Transamerica JPMorgan Core Bond VP	0.45% of the first $750 million; 0.40% over $750 million up to $1billion; 0.375% in excess of $1billion	January 1, 1998

Transamerica JPMorgan Enhanced Index VP	0.74% of the first $750 million of average daily net assets; 0.69% over $750 million up to $1 billion; 0.65% in excess of $1 billion	May 1, 2002

Transamerica JPMorgan Mid Cap Value VP	0.85% of the first $100 million of average daily net assets; 0.80% of average daily net assets over $100 million	May 1, 1999

Transamerica Legg Mason Partners All Cap VP	0.80% of the first $500 million of average daily net assets; 0.675% of average daily net assets in excess of $500 million	May 1, 1999

PERCENTAGE OF AVERAGE
PORTFOLIO	DAILY NET ASSETS	EFFECTIVE DATE
Transamerica Marsico Growth VP	0.80% of the first $250 million of average daily net assets; 0.75% of the next $250 million; 0.70% of the next $500 million; 0.60% of average daily net assets in excess of $1 billion	May 1, 1999

Transamerica MFS High Yield VP	0.725% of the first $250 million of average daily net assets; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; 0.67% of average daily net assets in excess of $1 billion	May 1, 2002

Transamerica MFS International Equity VP	0.925% of the first $250 million of average daily net assets; 0.90% over $250 million up to $500 million; 0.85% over $500 million up to $1 billion; 0.80% in excess of $1 billion	May 1, 2002

Transamerica Money Market VP	0.35%	May 1, 2002

Transamerica Munder Net50 VP	0.90%	May 1, 2001

Transamerica PIMCO Total Return VP	0.675% of the first $250 million of average daily net assets; 0.65% over $250 million up to $750 million; 0.60% of average daily net assets in excess of $750 million	May 1, 2002

Transamerica Science & Technology VP	0.78% of the first $500 million of average daily net assets; 0.70% in excess of $500 million	May 1, 2000

Transamerica Small/Mid Cap Value VP	0.80% of the first $500 million of average daily net assets; 0.75% of average daily net assets over $500 million	May 1, 2004

Transamerica T. Rowe Price Equity Income VP	0.75% of the first $250 million of average daily net assets; 0.74% over $250 million up to $500 million; 0.75% of average daily net assets in excess of $500 million	May 1, 2002

PERCENTAGE OF AVERAGE
PORTFOLIO	DAILY NET ASSETS	EFFECTIVE DATE
Transamerica T. Rowe Price Growth Stock VP	0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets in excess of $250 million	May 1, 2002

Transamerica T. Rowe Price Small Cap VP	0.75%	May 1, 1999

Transamerica Templeton Global VP	0.75% of the first $500 million of average daily net assets; 0.725% over $500 million up to $1.5 billion; 0.70% of average daily net assets over $1.5 billion	January 1, 1997

Transamerica Third Avenue Value VP	0.80%	January 1, 1998

Transamerica U.S. Government Securities VP	0.55%	May 1, 2002

Transamerica Value Balanced VP	0.75% of the first $500 million of average daily net assets; 0.65% over $500 million up to $1 billion; 0.60% of average daily net assets over $1 billion	January 1, 1997

Transamerica Van Kampen Active International Allocation VP	0.85% of the first $250 million of average daily net assets; 0.80% of the average daily net assets over $250 million up to $1 billion; 0.775% of average daily net assets over $1 billion	May 1, 2002

Transamerica Van Kampen Large Cap Core VP	0.75% of the first $250 million of average daily net assets; 0.70% of average daily net assets over $250 million	May 1, 2002

Transamerica Van Kampen Mid-Cap Growth VP	0.80% of the first $1 billion of average daily net assets; 0.775% of average daily net assets over $1 billion	January 1, 1997

TRANSAMERICA SERIES TRUST
INVESTMENT ADVISORY AGREEMENT
Schedule A
EFFECTIVE AS OF: May 1, 2009

	PERCENTAGE OF AVERAGE
PORTFOLIO	DAILY NET ASSETS	EFFECTIVE DATE
Transamerica American Century Large Company Value VP	0.835% of the first $250 million of average daily net assets; 0.80% over $250 million up to $400 million; 0.775% over $400 million up to $750 million; 0.70% in excess of $750 million	March 1, 2001

Transamerica Asset Allocation — Conservative VP	0.10%	May 1, 2002

Transamerica Asset Allocation — Growth VP	0.10%	May 1, 2002

Transamerica Asset Allocation — Moderate Growth VP	0.10%	May 1, 2002

Transamerica Asset Allocation — Moderate VP	0.10%	May 1, 2002

Transamerica Balanced VP	0.80% of the first $250 million of average daily net assets; 0.75% over $250 million to $500 million; 0.70% over $500 million up to $1.5 billion; 0.625% of average daily net assets over $1.5 billion	May 1, 2002

Transamerica BlackRock Global Allocation VP	0.05% (TAM currently intends to waive its investment advisory fee)	May 1, 2009

Transamerica BlackRock Large Cap Value VP	0.80% of first $250 million of average daily net assets; 0.775% over $250 million up to $750 million; 0.75% of average daily net assets over $750 million	January 1, 1997

Transamerica BlackRock Tactical Allocation VP	0.10% of the first billion of average daily net assets; and 0.08% in excess of $1 billion	May 1, 2009

Transamerica Capital Guardian Value VP	0.80% of the first $500 million of average daily net assets; 0.775% over $500 million up to $1 billion; 0.65% over $1 billion up to $2 billion; 0.625% of average daily net assets in excess of $2 billion	May 1, 2002

Transamerica Clarion Global Real Estate Securities VP	0.80% of the first $250 million of average daily net assets; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.65% in excess of $1 billion	May 1, 1998

PERCENTAGE OF AVERAGE
PORTFOLIO	DAILY NET ASSETS	EFFECTIVE DATE
Transamerica Convertible Securities VP	0.75% of the first $250 million of average daily net assets; 0.70% of average daily net assets in excess of $250 million	May 1, 2002

Transamerica Efficient Markets VP	0.42% of the first $50 million; 0.40% over $50 million up to $250 million; and 0.38% in excess of $250 million	November 10, 2008

Transamerica Equity II VP	0.30%	December 30, 2003

Transamerica Equity VP	0.75% of the first $500 million of average daily net assets; 0.70% over $500 million to $2.5 billion; 0.65% of average daily net assets in excess of $2.5 billion.	May 1, 2002

Transamerica Federated Market Opportunity VP	0.75% of the first $500 million; 0.675% over $500 million up to $750 million; 0.65% in excess of $750 million	January 1, 1997

Transamerica Growth Opportunities VP	0.80% of the first $250 million of average daily net assets; 0.75% over $250 million up to $500 million 0.70% of average daily net assets over $500 million	May 1, 2002

Transamerica Hanlon Balanced VP	0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; 0.85% in excess of $1 billion	May 1, 2009

Transamerica Hanlon Growth VP	0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; 0.85% in excess of $1 billion	May 1, 2009

Transamerica Hanlon Growth and Income VP	0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; 0.85% in excess of $1 billion	May 1, 2009

Transamerica Hanlon Managed Income VP	0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; 0.85% in excess of $1 billion	May 1, 2009

Transamerica Index 50 VP	0.32% of the first $50 million of average daily net assets; 0.30% over $50 million up to $250 million; 0.28% of average daily net assets in excess of $250 million	May 1, 2008

Transamerica Index 75 VP	0.32% of the first $50 million of average daily net assets; 0.30% over $50 million up to $250 million; 0.28% of average daily net assets in excess of $250 million	May 1, 2008

Transamerica International Moderate Growth VP	0.10%	May 1, 2006

Transamerica Jennison Growth VP	0.80% of the first $250 million of average daily net assets; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; 0.65% of average daily net assets in excess of $1.5 billion	May 1, 2002

PERCENTAGE OF AVERAGE
PORTFOLIO	DAILY NET ASSETS	EFFECTIVE DATE
Transamerica JPMorgan Core Bond VP	0.45% of the first $750 million; 0.40% over $750 million up to $1billion; 0.375% in excess of $1billion	January 1, 1998

Transamerica JPMorgan Enhanced Index VP	0.74% of the first $750 million of average daily net assets; 0.69% over $750 million up to $1 billion; 0.65% in excess of $1 billion	May 1, 2002

Transamerica JPMorgan Mid Cap Value VP	0.85% of the first $100 million of average daily net assets; 0.80% of average daily net assets over $100 million	May 1, 1999

Transamerica Legg Mason Partners All Cap VP	0.80% of the first $500 million of average daily net assets; 0.675% of average daily net assets in excess of $500 million	May 1, 1999

Transamerica Marsico Growth VP	0.80% of the first $250 million of average daily net assets; 0.75% of the next $250 million; 0.70% of the next $500 million; 0.60% of average daily net assets in excess of $1 billion	May 1, 1999

Transamerica MFS High Yield VP	0.725% of the first $250 million of average daily net assets; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; 0.67% of average daily net assets in excess of $1 billion	May 1, 2002

Transamerica MFS International Equity VP	0.925% of the first $250 million of average daily net assets; 0.90% over $250 million up to $500 million; 0.85% over $500 million up to $1 billion; 0.80% in excess of $1 billion	May 1, 2002

Transamerica Money Market VP	0.35%	May 1, 2002

Transamerica Munder Net50 VP	0.90%	May 1, 2001

Transamerica PIMCO Total Return VP	0.675% of the first $250 million of average daily net assets; 0.65% over $250 million up to $750 million; 0.60% of average daily net assets in excess of $750 million	May 1, 2002

Transamerica ProFund UltraBear VP	0.85% of the first $250 million; 0.80% over $250 Million up to $750 million; and 0.75% in excess of $750 million	May 1, 2009

Transamerica Science & Technology VP	0.78% of the first $500 million of average daily net assets; 0.70% in excess of $500 million	May 1, 2000

Transamerica Small/Mid Cap Value VP	0.80% of the first $500 million of average daily net assets; 0.75% of average daily net assets over $500 million	May 1, 2004

Transamerica T. Rowe Price Equity Income VP	0.75% of the first $250 million of average daily net assets; 0.74% over $250 million up to $500 million; 0.75% of average daily net assets in excess of $500 million	May 1, 2002

PERCENTAGE OF AVERAGE
PORTFOLIO	DAILY NET ASSETS	EFFECTIVE DATE
Transamerica T. Rowe Price Growth Stock VP	0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets in excess of $250 million	May 1, 2002

Transamerica T. Rowe Price Small Cap VP	0.75%	May 1, 1999

Transamerica Templeton Global VP	0.75% of the first $500 million of average daily net assets; 0.725% over $500 million up to $1.5 billion; 0.70% of average daily net assets over $1.5 billion	January 1, 1997

Transamerica Third Avenue Value VP	0.80%	January 1, 1998

Transamerica U.S. Government Securities VP	0.55%	May 1, 2002

Transamerica Value Balanced VP	0.75% of the first $500 million of average daily net assets; 0.65% over $500 million up to $1 billion; 0.60% of average daily net assets over $1 billion	January 1, 1997

Transamerica Van Kampen Active International Allocation VP	0.85% of the first $250 million of average daily net assets; 0.80% of the average daily net assets over $250 million up to $1 billion; 0.775% of average daily net assets over $1 billion	May 1, 2002

Transamerica Van Kampen Large Cap Core VP	0.75% of the first $250 million of average daily net assets; 0.70% of average daily net assets over $250 million	May 1, 2002

Transamerica Van Kampen Mid-Cap Growth VP	0.80% of the first $1 billion of average daily net assets; 0.775% of average daily net assets over $1 billion	January 1, 1997

EXHIBIT B
AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
BLACKROCK INVESTMENT MANAGEMENT, LLC
THIS AMENDMENT is made as of 4:00 p.m. on November 20, 2009 to the Sub-Advisory Agreement dated October 3, 2006, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and BlackRock Investment Management, LLC on behalf of Transamerica BlackRock Large Cap Value VP. In consideration of the mutual covenants contained herein, the parties agree as follows:
Compensation. Effective November 20, 2009, the sub-advisory fee rate set forth in Schedule A to the Agreement for Transamerica BlackRock Large Cap Value VP is as follows:
0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; 0.30% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion*

*	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the Sub-Adviser.
In all other respects, the Sub-Advisory Agreement dated October 3, 2006, as amended, is confirmed and remains in full force and effect.
The parties hereto have caused this amendment to be executed as of November 20, 2009.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:
Name:	Christopher A. Staples
Title:	Senior Vice President
Date:

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:

Name:

Title:

Date:

SUB-ADVISORY AGREEMENT
BETWEEN
TRANSAMERICA FUND ADVISORS, INC.
AND
BLACKROCK INVESTMENT MANAGEMENT, LLC
     SUB-ADVISORY AGREEMENT, made as of the 3rd day of October 2006, between Transamerica Fund Advisors, Inc. (“Investment Adviser”), a corporation organized and existing under the laws of the State of Florida, and BlackRock Investment Management, LLC (“Sub-Adviser”), a Limited Liability Corporation organized and existing under the laws of the State of Delaware.
     WHEREAS, the Investment Adviser acts as an investment adviser to AEGON/Transamerica Series Trust (“ATST”), a Delaware statutory trust that is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), pursuant to an investment advisory agreement dated January 1, 1997, as amended (the “Advisory Agreement”);
     WHEREAS, ATST is authorized to issue shares of BlackRock Large Cap Value (formerly, Mercury Large Cap Value) (the “Portfolio”), a separate series of ATST;
     WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and
     WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.
     NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:
     1. Appointment.
     Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. By this Agreement, the Investment Adviser authorizes Sub-Adviser to: (i) trade and deal in any and all securities as Sub-Adviser may, in its discretion, select in its performance of duties hereunder; and (ii) establish and deal through accounts with one or more parties, including, but not limited to, securities brokers and dealers, banks and custodians, as Sub-Adviser may select to effect the transactions contemplated herein. The discretionary authority granted herein shall remain in full force and effect until Sub-Adviser receives written notice of its termination or the termination of this Agreement.
     2. Duties of the Sub-Adviser.
          A. Investment Sub-Advisory Services. Subject to the supervision of the ATST Board of Trustees (“Board”) and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio’s investment objectives, policies, and restrictions as provided in the ATST Prospectus and Statement of

Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”) and provided to Sub-Adviser, and such other limitations as directed by the appropriate officers of the Investment Adviser or ATST by notice in writing to the Sub-Adviser (collectively, “Fund Policies”). The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Fund Policies. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:
     (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and
     (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.
          B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:
(1) furnish continuous investment information, advice and recommendations to ATST as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time; and
(2) furnish oral or written reports, as ATST may reasonably request, in order to keep ATST and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations.
(3) furnish such statistical and analytical information and reports as may reasonably be requested by ATST from time to time.
          C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the ATST Declaration of Trust and By-Laws, as each may be amended or supplemented and provided to the Sub-Adviser; the currently effective Registration Statement (as defined below) as provided to the Sub-Adviser; and with the written instructions and directions of the Board and the Investment Adviser that are provided to the Sub-Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Investment Adviser shall, subject to the Sub-Adviser’s compliance with its obligations, remain responsible for the Portfolio’s overall compliance with the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.
          D. Litigation. The Sub-Adviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Portfolio, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving Portfolio assets, and the Investment Adviser acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder. Nevertheless, the Sub-Adviser agrees that it shall provide the Investment Adviser with any and all documentation or information relating to the Litigation as may reasonably be requested by the Investment Adviser.

     3. Compensation.
          For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment management fee as specified in Schedule A of this Agreement. Such fee will be computed daily and payable no later than the tenth (10th) business day following the end of each month, from the Investment Adviser, calculated at an annual rate based on the Portfolio’s average daily net assets. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs. The Investment Adviser may from time to time waive the compensation it is entitled to receive from ATST; however, any such waiver will have no effect on the Investment Adviser’s obligation to pay the Sub-Adviser the compensation provided for herein.
     4. Duties of the Investment Adviser.
          A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement. Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.
          B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:
(1) The ATST Declaration of Trust, as in effect on the date hereof and as amended from time to time (“Trust”);
(2) The By-Laws of ATST as in effect on the date hereof and as amended from time to time (“By-Laws”);
(3) Certified resolutions of the Board of ATST authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;
(4) The ATST Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to the Portfolio and its shares and all amendments thereto (“Registration Statement”);
(5) The ATST Prospectus (as defined above);
(6) A certified copy of any publicly available financial statement or report prepared for ATST by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange;
(7) An executed copy of the Investment Advisory Agreement; and

(8) A list of each affiliated person (and any affiliated person of such an affiliated person) of the Investment Adviser.
     The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials, procedures adopted by the Board applicable to the Sub-Adviser (“Board Procedures”), or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement. Until Investment Adviser delivers any such amendment or supplement to the documents listed in this section 4.B., to the Fund Policies or to the Board Procedures, the Sub-Adviser shall be fully protected in relying on the most recent versions of such documents or policies previously furnished to the Sub-Adviser.
          C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales and marketing literature, or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Portfolio, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials without the prior written consent of the Sub-Adviser, which shall not be unreasonably withheld. The Sub-Adviser agrees to respond to the Investment Adviser within fifteen business days (or such other time as may be mutually agreed) after receipt thereof to signify its consent or rejection.
     5. Brokerage.
          A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Portfolio, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Pursuant to such factors, the Sub-Adviser may utilize one or more of its affiliates as broker for transactions for the Portfolio. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having exercised its discretionary authority pursuant to this section 5.
          B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients. The Investment Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.
          C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement, as provided to Sub-Adviser.

          D. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder, the Sub-Adviser may engage its affiliates, the Investment Adviser and its affiliates or any other sub-adviser to the Portfolio and its respective affiliates, as broker-dealers or futures commission merchants to effect transactions in securities and other investments for the Portfolio.
          E. The Adviser acknowledges that Sub-Adviser may invest cash balances of the Portfolio in one or more money market funds that are managed by the Sub-Adviser or any of its affiliates which arrangements Sub-Adviser agrees will comply with applicable federal and state laws and rules concerning affiliated transactions and the conditions imposed by the Securities and Exchange Commission in ICA Release No. 25100 (August 3, 2001).
     6. Ownership of Records.
     The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act, and the rules and regulations promulgated thereunder, with respect to transactions on behalf of ATST. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Portfolio are the property of ATST, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Portfolio and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) to surrender promptly to ATST any records that it maintains for the Portfolio upon written request by ATST; provided, however, the Sub-Adviser may retain copies of such records.
     7. Reports.
     The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.
     8. Services to Other Clients.
     Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person or entity thereof, to render investment management, investment advisory and corporate administrative services to other investment companies or other managed accounts, to act as investment manager or investment adviser or counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, employee, partner, agent, controlling person, limited partner and any other person or entity affiliated with the Sub-Adviser, who may also be a director, officer, or employee of ATST, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, or (iii) the freedom of the Sub-Adviser or any director, officer, employee, partner, agent, controlling person, limited partner or other person or entity affiliated with the Sub-Adviser, to buy, sell or trade any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties, responsibilities, and obligations under this Agreement, or are in violation of any applicable federal and state laws and regulations.
     9. Sub-Adviser’s Use of the Services of Others.
     The Sub-Adviser may (at its cost except as contemplated by Section 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or adviser, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.
     10. Representations of Sub-Adviser.
     The Sub-Adviser represents, warrants, and agrees as follows:
          A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.
          B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and ATST with a copy of such code of ethics, together with evidence of its adoption.
          C. The Sub-Adviser has provided the Investment Adviser and ATST with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.
     11. Representations of Investment Adviser.
     The Investment Adviser represents, warrants and agrees as follows:
          A. The Investment Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Sub-Adviser of the occurrence of any event that either prevents the Investment Adviser from serving as an investment adviser of any investment company pursuant to Section 9(a) of the 1940 Act or otherwise or disqualifies it from serving in its designated capacities with respect to the Portfolio.
          B. The Investment Adviser acknowledges that it has received a copy of the Sub-Adviser’s Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Portfolio.

          C. The Portfolio is registered as an open-end management investment company under the 1940 Act and that the Portfolio’s shares are registered under the Securities Act of 1933 and under any applicable state securities laws.
          D. The Investment Adviser hereby acknowledges that in performing its obligations pursuant to this agreement Sub-Adviser will be acting in reliance on the information provided by Investment Adviser relating to the financial condition, tax status, and investment objectives of Portfolio and ATST. The Investment Adviser represents and warrants to Sub-Adviser that all such information is, and will be, accurate in all material respects, and that Investment Adviser will not fail to disclose any information which, if omitted, might render the information misleading.
     12. Liability and Indemnification.
     A. The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor any affiliated person of the Sub-Adviser, its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Portfolio or any shareholder of the Portfolio for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
     B. Subject to the foregoing, the Sub-Adviser shall indemnify and hold harmless the Investment Adviser, the Portfolio and their respective directors, trustees, officers, employees or agents from any and all claims, losses, expenses, obligation and liabilities (including, without limitation, reasonable attorney’s fees) arising or resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall not be liable to the Investment Adviser, it officers, directors, agents, employees, controlling persons or shareholders or the Portfolio or its shareholders for (i) any acts of the Investment Adviser or any other sub-adviser to ATST with respect to the portion of the assets of ATST not managed by the Sub-Adviser and (ii) acts of the Sub-Adviser which result from or are based upon acts or omissions of the Investment Adviser, including, but not limited to, failure of the Investment Adviser to provide accurate and current information with respect to records maintained by Investment Adviser or any other sub-adviser to ATST relevant to the Portfolio.
     C. The Investment Adviser shall indemnify and hold harmless the Sub-Adviser, and its trustees/directors, officers, employees or agents, from any and all claims, losses, expenses, obligations and liabilities (including, without limitation, reasonable attorney’s fees) arising or resulting from the Investment Adviser’s violation of applicable law, willful misfeasance, bad faith or gross negligence in Investment Adviser’s performance of its respective obligations or by reason of Investment Adviser’s reckless disregard of its respective obligations and duties under this Agreement. The Investment Adviser acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.
     13. Term of Agreement.
     This Agreement shall become effective upon the date first above written. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting of the Board called for the purpose of voting on such approval, of a majority of the members of the Board who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to ATST, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.
     14. Notices.
     Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:
     If to ATST:
AEGON/Transamerica Series Trust
570 Carillon Parkway
St. Petersburg, FL 33716
Attn: Dennis P. Gallagher
Telephone: (727) 299-1821
Fax: (727) 299-1832
     If to the Investment Adviser:
Transamerica Fund Advisors, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716
Attn: Dennis P. Gallagher
Telephone: (727) 299-1821
Fax: (727) 299-1832

     If to the Sub-Adviser
BlackRock Investment Management, LLC
800 Scudders Mill Road
Plainsboro, NJ 08536
Attn: General Counsel
Fax: (609) 282-2021
     15. Termination of Agreement.
     This Agreement may be terminated at any time, without the payment of any penalty, by the Investment Adviser or by the Portfolio’s Board by giving 60 days’ advance written notice of such termination to the Sub-Adviser provided that, if terminated by the Portfolio, such termination is approved by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio, or per the terms of any applicable exemptive order under Section 6(c) of the Act from Section 15(a) and Rule 18f-2 under the Act. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days’ prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.
     16. Amendment of Agreement.
     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board and, solely to the extent required by the 1940 Act, regulations thereunder and/or interpretations thereof, the shareholders of the Portfolio.
     17. Sub-Adviser Name.
     It is understood and hereby agreed that “BlackRock” and any derivative or logo or trademark or service mark or trade name, are the valuable property of the Sub-Adviser and its affiliates for copyright and other purposes and may not be used by the Investment Adviser without Sub-Adviser’s prior written approval. The Investment Adviser further agrees that, in the event that the Sub-Adviser shall cease to act as an investment adviser with respect to the investment of assets allocated to the Portfolio, both the Investment Adviser and the Portfolio shall promptly take all necessary and appropriate action to change their product names to names which do not include “BlackRock” or any derivative or logo or trademark or service mark or trade name, provided, however, that the Investment Adviser and the Portfolio may continue to use the word “BlackRock” or any derivative or logo or trademark or service mark or trade name if the Sub-Adviser consents specifically in writing to such use.
     18. Expenses.
     The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement, excluding determination of net asset value per share, fund accounting and shareholder accounting services. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Investment Adviser or the Portfolio, including, without limitation: (a) interest expenses of the Portfolio and taxes levied against the Portfolio or any of its property, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, (c) fees and expenses of any custodian, transfer agent and other service providers who are not employees of the Sub-Adviser and (d) fees of the Portfolio’s independent public accountants.

     19. Confidential Relationship.
     All information and advice furnished by either party to the other pursuant to this Agreement shall be kept confidential; and shall not be disclosed to any other person, except as may be necessary or appropriate to permit Sub-Adviser to perform its duties hereunder, or as may be required by law, or by the rules of securities industry self regulatory organizations such as stock exchanges and the National Association of Securities Dealers, Inc.
     20. Miscellaneous.
          A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.
          B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
          C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.
          D. Interpretation. Nothing herein contained shall be deemed to require ATST to take any action contrary to its Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of ATST.
          E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.
     The parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA FUND ADVISORS, INC.

By:
Name:	John K. Carter
Title:	President & Chief Executive Officer

BLACKROCK ADVISORS, INC.

By:

Name:

Title:

SUB-ADVISORY AGREEMENT
SCHEDULE A

PORTFOLIO	SUB-ADVISER COMPENSATION
BlackRock Large Cap Value	0.35% of the first $250 million of the Portfolio’s average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; and 0.30% of average daily net assets in excess of $750 million*

*	The fees payable for BlackRock Large Cap Value will be based upon the average daily net assets, on a combined basis, for both BlackRock Large Cap Value and TA IDEX BlackRock Large Cap Value, a series of Transamerica IDEX Mutual Funds.

AEGON/TRANSAMERICA FUND ADVISERS, INC.
570 Carillon Parkway
St. Petersburg, Florida 33716
January 14, 2005
Kim Costello
Morgan Stanley Investment Management, Inc.
1221 Avenue of the Americas, 5th Floor
New York, NY 10020

Re:	Notification of Name Change
Dear Ms. Costello:
Please make note that the investment adviser to Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Fund, Inc. has changed its name from AEGON/TRANSAMERICA FUND ADVISERS, INC. to TRANSAMERICA FUND ADVISORS, INC.
     This name change became effective January 1, 2005.
     If you have any questions, please don’t hesitate to call me at 727-299-1825.

Thank you,
/s/ Greg Reymann
Greg Reymann
Vice President and Counsel Transamerica Fund Advisors, Inc.